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                                                                 Exhibit 10.11

                              VISIBLE GENETICS INC.

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of July 15, 1999, among the investors listed on Schedule I hereto (the "Investors") and Visible Genetics Inc., an Ontario corporation (the "Company").

                                 R E C I T A L S

                  WHEREAS, the Investors have, pursuant to the terms of the Securities Purchase Agreement, dated as of July 15, 1999, by and among the Company and the Investors (the "Purchase Agreement"), agreed to purchase 30,000 shares of Series A preferred shares of the Company, without par value (the "Shares"), which are convertible into common shares of the Company, without par value (the "Common Stock"), and to purchase Warrants initially exercisable with respect to 1,100,000 shares of Common Stock (the "Warrants"); and

                  WHEREAS, the Company has agreed, as a condition precedent to the Investors' obligations under the Purchase Agreement, to grant the Investors certain registration rights; and

                  WHEREAS, the Company and the Investors desire to define the registration rights of the Investors on the terms and subject to the conditions herein set forth.

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

                 1.        DEFINITIONS

                  As used in this Agreement, the following terms have the respective meaning set forth below:

                  COMMISSION: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

                  CONTROL, CONTROLLING, CONTROLLED BY, and UNDER COMMON CONTROL
WITH: shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.


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                  EXCHANGE ACT: shall mean the Securities Exchange Act of 1934, as amended;

                  HOLDER: shall mean any holder of Registrable Securities;

                  INITIATING HOLDER: shall mean any Holder or Holders who in the aggregate are Holders of more than 50% of the then outstanding Registrable Securities;

                  MAJORITY HOLDERS OF THE REGISTRATION shall mean, with respect to a particular registration, one or more of the Initiating Holders who hold a majority of the Registrable Securities to be included in such registration.

                  PERSON: shall mean an individual, partnership, limited liability company, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

                  REGISTER, registered and registration: shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

                  REGISTRABLE SECURITIES: shall mean (A) the shares of Common Stock issuable on conversion of the Shares, (B) shares of Common Stock issuable upon exercise or exchange of the Warrants, (C) any additional shares of Common Stock acquired by the Investors and (D) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (A), (B) or
(C);

                  REGISTRATION EXPENSES: shall mean all expenses incurred by the Company in compliance with Sections 2(a) and (b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

                  SECURITY, SECURITIES: shall have the meaning set forth in
Section 2(1) of the Securities Act;

                  SECURITIES ACT: shall mean the Securities Act of 1933, as amended; and


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                  SELLING EXPENSES: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000.

                  2.       REGISTRATION RIGHTS

                           (a) REQUESTED REGISTRATION.

                           (i) REQUEST FOR REGISTRATION. If the Company shall receive from an Initiating Holder, at any time after the first anniversary of the date hereof, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                                    (A) promptly give written notice of the
                  proposed registration, qualification or compliance to all other Holders; and

                                    (B) as soon as practicable, use its diligent
                  best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under Section 2(a)(i)(A) above; PROVIDED that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this
                  Section 2(a):

                                    (x) In any particular jurisdiction in which
                     the Company would be required to (1) execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; (2) qualify generally to do any business in any jurisdiction where it would not otherwise be required to qualify but for this
                     Section 2(a)(i)(B); or (3) subject itself to taxation in any such jurisdiction.


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                                    (y) After the Company has effected two (2)
                     such registrations pursuant to this Section 2(a) and such registrations have been declared or ordered effective; or

                                    (z) If the Registrable Securities requested
                     by all Holders to be registered pursuant to such request do not have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of at least $10,000,000.

                           The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of
         Section 2(a)(ii) below, include other securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration ("Other Stockholders").

                           The registration rights set forth in this Section 2 may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be bound by all obligations of this Agreement).

                           (ii) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a).

                           If Other Stockholders request that shares of Common Stock be included in such registration, the Holders shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Holders whose shares are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2(a), if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such


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         request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                           (iii) WITHDRAWALS. A request for registration pursuant to this Section 2(a) may be withdrawn by the Majority Holders of the Registration prior to the initial filing of a registration statement (a "Withdrawn Request") and a registration statement filed pursuant to this Section 2(a) may be withdrawn by the Majority Holders of the Registration prior to the effectiveness thereof (a "Withdrawn Registration Statement") and such withdrawals shall be treated as a demand registration which shall have been effected pursuant to this
         Section 2(a), unless the Holders of Registrable Securities to be included in such registration statement reimburse the Company for its out-of-pocket Registration Expenses relating to the preparation and filing of such registration statement to the extent actually incurred; provided, however, that if a Withdrawn Request or Withdrawn Registration Statement is made because of a material adverse change in the business or financial condition of the Company then such withdrawal shall not be treated as a registration effected pursuant to this
         Section 2(a) and shall not be counted towards the total number of registrations which Holders may request pursuant to this Section 2(a). If any Holder requesting inclusion in a registration pursuant to this
         Section 2(a) revokes such request and, as a result of such revocation, the anticipated aggregate public offering price of the Registrable Securities requested to be included in such registration falls below the minimum required by Section 2(a)(i)(B)(z) and the Holders continuing to seek such registration do not request to include additional Registrable Securities to make up such shortfall then the registration statement shall automatically without any further action on behalf of the Holders or any other parties be deemed to have been withdrawn by the Majority Holders of the registration and the Company shall not be required to bear any Registration Expenses in connection therewith.


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                           (b) COMPANY REGISTRATION.

                           (i) If the Company shall determine to register any of its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                    (A) promptly give to each of the Holders a
              written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                                    (B) include in such registration (and any
              related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2(b)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2(b) in any particular jurisdiction in which the Company would be required as a result of such registration to (i) execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Acts or applicable rules or regulations thereunder; (ii) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or (iii) subject itself to taxation.

                           If at any time after giving written notice of its
              intention to register any securities and prior to the effective date of a registration statement filed pursuant to this Section 2(b), the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such


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              registration, the Company shall be permitted to delay such registration of such Registration of such Registrable Securities for the same period as the delay in the registering such other securities.

                          (ii) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(A). In such event, the right of each of the Holders to registration pursuant to this Section 2(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated and included in the registration in the following order of priority: (A), in the case of a registration initiated by the Company;
         (1) first, the securities that the Company proposed to register for its own account, (2) second, the Registrable Securities requested to be included in such registration by the Holders and by any Other Stockholders of the Company, pro rata in proportion to the number of securities requested to be included in such registration by each of them and (3) third, other securities of the Company to be registered on behalf of any Person, including officers and directors of the Company, pro rata in proportion to the number of securities requested to be included in such registration by each of them; and

                          (B), in the case of a registration initiated by any Person or Persons other than the Company or a Holder; (1) first, the securities requested to be included in such registration by any such Persons initiating such registration, allocated pro rata in proportion to the number of securities requested to be so included in such registration by each of them, (2) second, the Registrable Securities of any Holder seeking to have its shares included in such registration and the securities of any other Persons who have been granted incidental or piggyback Registration


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         Rights that have requested that such securities be included in such
         Registration Statement, allocated pro rata in proportion to the number of securities requested to be so included in such registration by each of them; (3) third, the securities that the Company proposes to register for its own account; and (4) fourth, other securities of the Company to be registered on behalf of any other Person including officers and directors of the Company, pro rata in proportion to the number of securities requested to be included in such registration by each of them.

                           If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                            (iii) APPLICATION TO CANADIAN PUBLIC OFFERINGS. If the Company proposes to file a prospectus for sale of any of the Company's securities to the public with any Canadian securities regulatory authority or otherwise to qualify any of its securities for distribution to the public in any province of Canada (excluding any filing solely for the purpose of listing any securities of the Company on the Toronto Stock Exchange) (a "Canadian Public Offering"), each Holder shall be entitled, subject to applicable Canadian securities law, to participate in the Canadian Public Offering to the same extent and on the same terms and conditions (before, during and after the Canadian Public Offering), mutatis mutandis, as such Holder is entitled to participate in a registration under this Agreement.

                  (c) FORM F-3. The Investors shall have the right to request three (3) registrations in the aggregate for all Holders on Form F-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such holders), subject only to the following:

                           (i) The Company shall not be required to effect a registration pursuant to this Section 2(c) prior to the first anniversary of the date hereof.

                          (ii) The Company shall not be required to effect a registration pursuant to this Section 2(c) unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $5,000,000.

                          (iii) The Company shall not be required to effect a registration pursuant to this Section 2(c) within 180 days


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         of the effective date of the most recent registration pursuant to this
         Section 2 in which securities held by the requesting Holder could have been included for sale or distribution.

                           (iv) The Company shall not be obligated to effect any registration pursuant to this Section 2(c) in any particular jurisdiction in which the Company would be required to (1) execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; (2) qualify generally to do any business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(c); or (3) subject itself to taxation in any such jurisdiction.

         Notwithstanding the provisions of Section 2(c)(i), to the extent the Company acts at the request of funds affiliated with Hilal Capital Management LLC to prepare and file a comparable registration statement, the Company shall prepare and file with the Commission on or prior to October 30, 1999, a registration statement on Form F-3 (which shall be counted as one of the three
(3) requests contemplated by this Section 2(c)) covering the resale by the Holders of all of the Common Stock issuable upon exercise of the Warrants or upon conversion of the Shares, from time to time in open market transactions, and the Company shall use all commercially reasonable efforts to cause such registration to become effective on or prior to December 31, 1999.

         The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this Section 2(c) and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of
Section 2(a)(ii) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form F-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

         The provisions of Section 2(a)(iii) shall apply also to withdrawals of requests for registration under this Section 2(c).

                           (d) EXPENSES OF REGISTRATION. All Registration
Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered, except as otherwise provided with respect to a Withdrawn Request or a Withdrawn


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Registration Statement in Section 2(a) or 2(c) or as otherwise expressly provided herein.

                           (e) REGISTRATION PROCEDURES. In the case of each
registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                           (i) keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form F-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in
         (y) and (z) above to be contained in periodic reports filed pursuant to
         Section 12 or 15(d) of the Exchange Act in the registration statement;

                          (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

                          (iii) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                          (iv) furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for


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         the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and to the Holders participating in such registration and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in such registration.

                           (f)  INDEMNIFICATION.

                           (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, and each underwriter of any registration effected pursuant to section 2(a), if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any (A) registration statement (relating to any such registration) (a "Registration Statement") or any omission or alleged omission to state a material fact required to be stated therein and necessary to make the statements therein not misleading or (B) any prospectus (including any preliminary, final or summary prospectus, amendment or supplement thereto) included in any such Registration Statement (a "Prospectus") or any omission or alleged omission to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which they were made, not misleading or (C) any other violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written


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         information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

                           (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Stockholder and other Persons whose securities may be included in such registration and each of their officers, directors, and partners, and each person controlling such Other Stockholder and other Persons against all claims, losses, damages and liabilities (or actions in respect thereof) (whether arising in an action between the Holders and such indemnified parties or any other Person and such indemnified parties) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which they were made, not misleading, contained in any such Registration Statement or Prospectus and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

                          (iii) Each party entitled to indemnification under this Section 2(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded upon advice of counsel


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         that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party; provided, however, that the Indemnified Party shall be entitled to elect only one counsel at the expense of the Indemnifying Party and such counsel shall be approved by the Indemnifying Party, which approval shall not be unreasonably withheld), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
         Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be held liable for any settlement or any judgment of, or in connection with, any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                           (iv) If the indemnification provided for in this
         Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

                           (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                           (g) INFORMATION BY THE HOLDERS. Each of the Holders
holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2. If any registration statement or comparable statement under state securities laws refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall promptly notify the Company of any fact of which such Holder becomes aware and the happening of any event which relates to the Holder or the distribution of the securities owned by such Holder which results in the Registration Statement or the Prospectus included in such Registration Statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading and shall provide to the Company such information as shall be necessary to enable the Company to prepare a supplement, or post-effective amendment to such Registration Statement or related prospectus or any document incorporated thereunder by reference or file any other documents required so that such Registration Statement or Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein.

                  In the event that, either immediately prior to or subsequent to the effectiveness of any registration statement, a Holder shall distribute Registrable Securities to its partners, the Holder shall so advise the Company and provide such information as shall be necessary to permit an amendment to such registration statement to provide information with respect to such partners, as selling securityholders. Promptly following receipt of such information, the Company shall file an appropriate amendment to such registration statement reflecting the information so provided. Any expense to the Company resulting from such amendment shall be borne by the Holder.

                           (h) RULE 144 REPORTING.

                  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

                           (i) at all times make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

                           (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

                           (i) RIGHT TO DEFER REGISTRATION; NO OBLIGATION TO
REGISTER. (A) Subject to the provisions of Section 2(i)(B), if (i) in the good faith judgment of the Board of Directors of the Company, a registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is necessary to defer the filing of such registration statement at such time and (ii) the Company shall furnish to the requesting Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer the filing of any registration statement requested under Section 2(a) or 2(c) hereunder, or taking of any other action otherwise required hereunder to effect a registration, for the period during which such registration would be detrimental, such period not to exceed 90 days; provided, however, that the Company shall be entitled to exercise its rights under this Section 2(i) not more than once during any twelve month period during the term of this Agreement.

                  (B) Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to effect or take any action to effect any registration pursuant to Section 2(a)(i) or 2(c) during the period starting 90 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company initiated registration or (ii) if, within 14 days after its receipt of a written request to effect such a registration, the Company causes to be delivered to the Initiating Holders an opinion of counsel reasonably acceptable to the Initiating Holders to the effect that the proposed disposition of Registrable Securities by the Initiating Holders will not require registration or qualification under the Securities Act or compliance with Rule 144(b), it being specifically understood and agreed that the Initiating Holders will promptly furnish to the company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion.

                           (j) TERMINATION. With respect to any particular
Registrable Securities, such securities shall cease to be Registrable Securities and the registration rights set forth in this Agreement shall not be available to the Holder thereof when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities may be sold pursuant to Rule 144(k) (or any similar provisions then in effect under the Securities Act), (iii) such securities have been otherwise transferred, a new certificate or other evidence of ownership for them not bearing the legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act, or (iv) such securities shall cease to be outstanding.

                  3.  MISCELLANEOUS

                           (a) DIRECTLY OR INDIRECTLY. Where any provision in
this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                           (b) GOVERNING LAW. This Agreement shall be governed
by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State (without giving effect to the principle of conflicts of laws).

                           (c) SECTION HEADINGS. The headings of the sections
and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

                           (d)  NOTICES.

                           (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

                                    (A)     if to the Company, to:

                                    Visible Genetics Inc.
                                    700 Bay Street
                                    Toronto, Ontario
                                    M5G 1Z6
                                    Attention: Richard Daly
                                    Facsimile:  (416) 813-3250

                                    With a copy to:

                                    Goldman, Spring, Schwartz & Kichler
                                    Suite 700
                                    40 Sheppard Avenue West
                                    Toronto, Ontario  M2N 6K9
                                    Attention:  Samuel Schwartz, Esq.
                                    Facsimile:  (416) 225-4805

                                    Bear Marks & Upham LLP
                                    805 Third Avenue
                                    New York, New York 10022
                                    Attn: Steven S. Pretsfelder, Esq.
                                    Facsimile: (212) 702-5941

                                    or at such other address as it may have
                  furnished in writing to the Investors;

                                    (B) if to the Investors, at the address or
                  facsimile number listed on Schedule I hereto, or at such other address or facsimile number as may have been furnished the Company in writing, with a copy to:

                                    Willkie Farr & Gallagher
                                    787 Seventh Avenue
                                    New York, New York 10019-6099
                                    Attn: Peter H. Jakes, Esq.
                                    Facsimile: (212) 728-8111

                           (iii) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile (with confirmation of transmission), on the date of such delivery; if mailed by courier, when received; and if mailed by registered or certified mail, when received.

                           (e) REPRODUCTION OF DOCUMENTS. This Agreement and all
documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor and the Company by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                           (f) SUCCESSORS AND ASSIGNS. This Agreement shall
inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Any Holder may assign to any transferee of its Registrable Securities (other than a transferee that acquires such Registrable Securities in a registered public offering or pursuant to a sale under Rule 144 of the Securities Act) its rights and obligations under this Agreement; provided, however, that if any transferee shall take and hold Registrable Securities, such transferee shall promptly notify the Company and by taking and holding such Registrable Securities such transferee shall automatically be entitled to receive the benefits of and be conclusively deemed to have to agreed to be bound by and to perform all of the terms and provisions of this Agreement as if it were a party hereto.

                           (g) ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This
Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties with respect to the subject matter herein. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investors holding a majority of the then outstanding Registrable Securities provided, however, that nothing herein shall prohibit any amendment, modification, supplement, termination, waiver or consent to departure, the effect of which is limited only to those Holders who have agreed to such amendment, modification, supplement, termination, waiver or consent to departure.

                           (h) SEVERABILITY. In the event that any part or parts
of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

                           (i) COUNTERPARTS. This Agreement may be executed in
one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:                         INVESTORS:

VISIBLE GENETICS INC.            WARBURG, PINCUS EQUITY PARTNERS, L.P.

By: ________________________     By: Warburg, Pincus & Co.,
Name:  Richard T. Daly               General Partner
Title: President and CEO

                                 By: ___________________________

                                 WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.

                                 By: Warburg, Pincus & Co.,
                                     General Partner

                                 By: ___________________________

                                 WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I,
                                 C.V.

                                 By: Warburg, Pincus & Co.,
                                     General Partner

                                 By: ___________________________

                                 WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II,
                                 C.V.

                                 By: Warburg, Pincus & Co.,
                                     General Partner

                                 By: ___________________________

                                 WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS
                                 III, C.V.

                                 By: Warburg, Pincus & Co.,
                                     General Partner

                                 By: ___________________________